FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2018

ATTIS INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12540 Broadwell Road, Suite 2104
Milton, GA 30004

(Address of principal executive offices, including Zip Code)

(678) 580-5661
(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

Effective May 25, 2017 (the “Closing Date”), Attis Industries Inc. (the “Company”), the Company’s wholly-owned subsidiary, Attis Innovations, LLC (“Innovations”), GreenShift Corporation (“GreenShift”), and GreenShift’s wholly-owned subsidiary, GS CleanTech Corporation (“CleanTech”), among others, entered into a Securities Purchase Agreement (“SPA”) and related transaction documents pursuant to which the Company acquired 80% of the membership interest units (“80% Units”) of FLUX Carbon LLC (“JVCo”), and $10,000,000 of GreenShift’s subordinate secured debt, in exchange for an earn-out based purchase price equal to the greater of (i) $18,000,000 (“Floor Price”); (ii) five (5) times JVCo’s Consolidated EBITDA during 2018, 2019, and 2020; (iii) four (4) times JVCo’s Consolidated EBITDA during 2021, 2022, and 2023; (iv) three (3) times JVCo’s Consolidated EBITDA during 2024 and 2025; (iv) two (2) times JVCo’s Consolidated EBITDA during 2026; or (iv), one (1) times JVCo’s Consolidated EBITDA during 2027. JVCo’s “Consolidated EBITDA” is defined in the SPA as the aggregate annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) deriving from: (i) all use of now and hereinafter-owned JVCo Assets, including, without limitation, JVCo’s now and hereinafter-owned Intellectual Property Assets by JVCo, Buyer, Attis, and/or any Related Person (“Buyer Entities”); and (ii), the operations, assets, investments, licenses and other agreements of JVCo and JVCo’s now and hereinafter-existing subsidiaries (“JVCo Entities”). The agreements additionally called for the Company to pay $200,000 over sixty days, and for GreenShift to pay certain working capital surplus equal to about $200,000 to JVCo. An initial payment against the SPA purchase price was paid at Closing in the form of 2,000,000 restricted shares of the Company’s common stock and 180,000 shares of the Company’s Series G Stock. GreenShift is required to use the first proceeds received upon sale of the shares to pay or refinance its senior secured debt.

The SPA transaction documents also include an Amended and Restated Limited Liability Company Operating Agreement and a Management Agreement (“JVCo Agreements”) under which GreenShift and CleanTech have in essence ‘outsourced’ its operations to JVCo, which the parties have agreed to fully capitalize to meet a number of specific objectives, including servicing the continuing and future needs of licensees, investing in growth with the parties’ combined intellectual properties, protecting GreenShift’s intellectual properties, and supporting all pending and future litigation for infringement and related matters. The JVCo Agreements further require that no distributions shall be paid by JVCo prior to the date on which GreenShift’s senior secured lender is fully paid.

On and subject to the terms and conditions of the SPA and related transaction documents, at the Closing, GreenShift issued to the Company a subordinate secured convertible debenture in the original principal amount of $10,000,000 (“Debenture”). Commencing November 22, 2018, the Debenture shall be convertible into GreenShift’s common stock at the sole and exclusive option of the holder in one or more installments up to 9.9% of the GreenShift’s issued and outstanding common stock at the time of conversion (when taken with any other shares of GreenShift common stock held by the holder at the time of conversion). The Debenture converts into GreenShift common stock at the greater of (i) $0.10 per share or (ii) 100% of the lowest closing market price per share for the GreenShift common stock for the thirty (30) Trading Days preceding conversion. The Debenture shall accrue interest at the lesser of 2% or the minimum allowable rate under applicable law, and shall be waived if the GreenShift Debenture is converted or otherwise fully paid on or before June 30, 2028. The Debenture shall be exclusively paid in the form of GreenShift common stock, provided, however, that the principal balance due under the Debenture shall be reduced on a dollar for dollar basis in an amount equal to any distributions paid as provided for in the SPA and JVCo Agreements.

Membership Interest Purchase Agreement

As previously reported in the Company’s Current Report on Form 8-K dated November 29, 2017, effective November 29, 2017, the Company, Innovations, and four individual sellers (the “ALB Sellers”) entered into an agreement pursuant to which the Company and Innovations agreed to acquire all of the issued and outstanding equity of Advanced Lignin Biocomposites, LLC (“ALB”) in exchange for $3,200,000 in Company stock.

On May 25, 2018, the Company, Innovations, and the assignee of one of the ALB Sellers, Gaula Ventures, LLC (“GV”), a Georgia limited liability company, entered into and closed under a Membership Interest Purchase Agreement (“MIPA”) and related transaction documents (i) to amend, restate and supersede the November 2017 ALB agreement in respect of GV’s ownership interest in ALB, (ii) to include terms for the acquisition of GV’s ownership interest in Genarex FD LLC (“Genarex”), a Delaware limited liability company (“Genarex”), and (iii) to consolidate the purchase price consideration payable to GV in connection with both acquisitions on terms which limit the amount of Company stock issuable in exchange for GV’s interests in ALB and Genarex. The MIPA and applicable transaction documents replaced, supplanted, and in all respects superseded the parties prior November 2017 agreement in connection with ALB. Consequently, the consideration payable and other rights granted thereunder were forfeited and surrendered by GV to the Company upon Closing under the MIPA.

Under the new agreement, the Company and Innovations agreed to purchase GV’s interests in both ALB and Genarex in exchange for an Earn-Out Payment tied to Innovations’ consolidated earnings before interest, taxes, depreciation and amortization, equal to (i) a floor price of $2,266,667, plus, upon confirmation by the Company’s board of directors, (ii) 8% of Innovations’ annual consolidated EBITDA, and (iii) 8% of the Company’s cash proceeds upon the sale (a) by Innovations of any of its material assets, or (b) by the Company of any portion of its equity in Innovations. An initial payment against the MIPA purchase price was paid at Closing in the form of 1,000,000 restricted shares of the Company’s common stock and 22,600 shares of the Company’s Series G Stock. The Company and Innovations assigned their respective beneficial ownership interests in, to and under the membership interests of ALB and Genarex to JVCo in connection with the Closing under the SPA and MIPA.

Registration Rights Agreement

In connection with the SPA and MIPA, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with each of GreenShift and GV, pursuant to which the Company shall, on the 10th calendar day after the first date on which the Company is permitted to file the initial Registration Statement pursuant to the terms and conditions of the Preferred F Registration Rights Agreement (the form of which was previously filed by the Company on its Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) on February 22, 2018), file with the SEC an initial Registration Statement on Form S-3 covering the resale of all shares of common stock comprising the units or the largest amount thereof permissible. The Company shall use its best efforts to have such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of the Registration Rights Agreement, declared effective by the SEC as soon as practicable.

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If the Company does not deliver registered and freely-trading shares of common stock to GreenShift as and when due under the SPA, then the Company shall pay cash to GreenShift to redeem shares issuable upon conversion of the Series G Stock at the rate of $100,000 per month commencing August 31, 2018 (the “Series G Redemption Payment”), and continuing on the first of each month thereafter until such time as the Company delivers conforming registered and freely-tradable shares of Common Stock to as and when due hereunder in compliance with applicable provisions of the transaction documents.

Transaction Summary

JVCo manages an existing engineering and licensing business, and beneficially owns various investments in early-stage technology development companies. JVCo also holds the rights to many proprietary, patented, and patent-pending technologies, including, without limitation, (i) methods for real-time data acquisition, verification, and analytics in renewable energy applications, (ii) methods of using blockchain to manage commodity risk in emerging carbon and agricultural markets, (iii) low temperature catalysis of carbon dioxide into renewable fuels, (iv) power production from low temperature thermal emissions, and (v) methods to increase the efficiency and profitability of corn ethanol production facilities by intercepting and processing corn ethanol coproducts into value-added renewable offsets for fossil fuel-derived products.

Genarex is a technology development company focused on refining low-cost renewable feedstocks into functional biofillers for use in value-added plastics applications, with an emphasis on converting corn ethanol coproducts due to the large volumes, low costs, and high post-conversion values as compared to conventional feedstocks,. The Genarex transaction adds its portfolio of strategically-compatible biorefining technologies, existing commercial pilot capabilities, and established product and project development pipelines to the Company’s growing biorefining capabilities.

ALB’s patented and patent-pending lignin polymer technologies also have application potential in the corn ethanol industry, as well as the lignocellulosic coproducts of the cellulosic ethanol and pulp and paper industries. ALB’s flowable resin extender has shown outstanding mechanical properties and processing characteristics for the plastics market. The combination of the Genarex and ALB portfolios adds value to a vast array of plastics conversion technologies, including blown and cast films, injection molding, profile and sheet extrusion, thermoforming, and rotational molding. Bioplastics including PLA, PBAT, PBS, and traditional plastics including PE, PP, PVC, and PS are just a few of the resin systems which can be extended or improved with the combined portfolio of products. The products are entirely biobased and offer resin extension at cost parity or cost savings to existing fossil fuel-derived feedstocks.

The above description of the SPA, JVCo Agreements, Debenture, Registration Rights Agreement and MIPA do not purport to be complete and are qualified in their entirety by the full text of the forms of such documents, which are provided as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The securities issued pursuant to the SPA and MIPA were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) and/or Regulation D the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. All of the securities were issued without registration under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(a)(2).

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Amendment to Certificate of Incorporation

In connection with the closing of the Purchase Agreement, the Company submitted for filing with the Secretary of State of the State of New York, on June 1, 2018, the Certificate of Amendment to the Certificate of Incorporation of the Company (the “Amendment to Certificate”), which established 500,000 shares of the Series G Stock, par value $0.001 per share, having such designations, rights and preferences as set forth in the Amendment to Certificate.

The shares of Series G Stock have a stated value of $100.00 per share, are convertible into Common Stock at a price of the greater of $0.50 per share or 100% of the lowest closing market price per share for the thirty days prior to conversion, subject to certain adjustments and beneficial ownership limitations. Shares of the Series G Stock are non-voting, but, in the event a dividend is declared by the Board of Directors, entitle the holder of each share of Series G Stock to receive a cumulative dividend, in each case equal in amount and kind to that payable to the holder of the number of shares of the Company’s common stock into which that holder's Series G Stock could be converted on the record date for the dividend without giving effect to the 9.9% conversion limitation stated above. The shares of Series G Stock rank senior to the common stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and any other class or series of capital stock of the Company thereafter created.

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Notwithstanding anything in the Company’s Amendment to Certificate to the contrary, if the Company has not obtained Shareholder Approval (as defined in the Amendment to Certificate), then the Company may not issue, upon conversion of the Series G Stock a number of shares of Common Stock which, when aggregated with any shares of Common Stock issued to one or more of the Holders on or after the date of the first issuance of Series G Stock and prior to such Conversion Date in connection with any conversion of Series G Stock, would exceed 19.99% of the Company’s issued and outstanding Common Stock on the date of the filing of Amendment to Certificate.

The foregoing descriptions of the Amendment to Certificate and the Series G Stock designations do not purport to be complete and are subject to, and qualified in their entirety by, the Amendment to Certificate, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation*
10.1	Securities Purchase Agreement among Greenshift Corporation, Flux Carbon LLC and Attis Industries Inc.*
10.2	Amended and Restated Limited Liability Company Operating Agreement of Flux Carbon LLC*
10.3	Debenture*
10.4	Registration Rights Agreement*
10.5	Membership Interest Purchase Agreement (incorporated herein by reference to the Current Report to Exhibit 10.2 to the Attis Industries Inc. Current Report filed with the SEC on December 5, 2017)
10.6	Membership Interest Purchase Agreement among Gaula Ventures, LLC, Genarex FD LLC and Attis Industries Inc.*

* filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATTIS INDUSTRIES INC.

Date: June 1, 2018	By:	/s/ Jeffrey Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer

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